SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

AMENDMENT NO. 1 TO
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) November 30, 2005
LADENBURG THALMANN FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Charter)

Florida	1-15799	65-0701248

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

153 East 53rd Street, 49th Floor, New York, New York	10022

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (212) 409-2000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities
     On November 30, 2005, the Company concluded its previously announced private placement of 22,222,222 shares of common stock, par value $.0001 per share (“Common Stock”) at $0.45 per share representing total gross proceeds of $10,000,000. Of this amount, 13,824,331 shares of Common Stock (representing aggregate gross proceeds of $6,220,950) were sold to investors unrelated to the Company. The Company also received binding subscriptions for 8,397,891 shares of Common stock (representing aggregate gross proceeds of approximately $3,779,050) from certain of the Company’s affiliates and persons with direct or indirect relationships to it, the issuance of which were subject to shareholder approval.
     The Company filed two registration statements with the Securities and Exchange Commission (“SEC”) to register the resale of the shares of Common Stock sold and to be sold in the private placement. The registration statement relating to the investors unrelated to the Company was declared effective by the SEC on February 10, 2006.
     On April 3, 2006, the Company held a special meeting of its shareholders (“Special Meeting”) at which shareholders voted to approve the issuance of the shares of Common Stock to the Company’s affiliates and persons with direct or indirect relationships to it. Accordingly, the Company anticipates accepting the funds for such shares, and issuing such shares in return, promptly after approval by the American Stock Exchange. The Company anticipates that the registration statement relating to the resale of the shares of Common Stock by these individuals will be declared effective by the SEC during the second quarter of 2006.
     The Common Stock was and will be sold under Section 4(2) of the Securities Act of 1933, as amended, on a private placement basis to accredited investors. The Company intends to use the proceeds of the private placement for general working capital purposes.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     Effective April 3, 2006, Vincent A. Mangone resigned from the Company’s board of directors. Mr. Mangone will remain as a registered representative of Ladenburg Thalmann & Co. Inc., the Company’s principal operating subsidiary.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     At the Special Meeting, the Company’s shareholders also voted to authorize an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock from 200,000,000 shares to 400,000,000 shares. The proposal for the amendment was disclosed in the Company’s Definitive Proxy Statement dated February 21, 2006. The amendment became effective upon its filing with the Florida Department of State.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.
          99.1   Press release dated April 4, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 4, 2006

LADENBURG THALMANN FINANCIAL SERVICES INC.
By:	/s/ Salvatore Giardina
	Name:	Salvatore Giardina
	Title:	Vice President and Chief Financial Officer

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